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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 24, 2003


                        PHIBRO ANIMAL HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)



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
           NEW YORK                          333-64641                          13-1840497
-------------------------------      ------------------------      ------------------------------------
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification Number)
         incorporation)
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                                ONE PARKER PLAZA
                           FORT LEE, NEW JERSEY 07024
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               (Address of principal executive offices) (Zip Code)


                                 (201) 944-6020
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              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            99.1 Press Release, dated September 24, 2003
            99.2 Consent Solicitation Statement, dated September 24, 2003
            99.3 Certain Excerpts from Preliminary Private Offering Circular

ITEM 9. REGULATION FD DISCLOSURE.

      Phibro Animal Health Corporation (the "Company"), formerly Philipp Brothers Chemicals, Inc., issued a press release on September 24, 2003, announcing (i) the commencement of a consent solicitation on the terms and conditions set forth in the Consent Solicitation Statement, dated September 24, 2003 (the "Statement"), to solicit consents from holders, as of the record date specified in the Statement, of the Company's 9 7/8% Senior Subordinated Notes due 2008 to the adoption of proposed amendments to the related Indenture and
(ii) the commencement of a private offering of up to $105 million of units consisting of $85 million of senior secured notes of the Company and $20 million of senior secured notes of Philipp Brothers Netherlands III BV, an indirect wholly-owned subsidiary of the Company (the "Dutch issuer").

      The solicitation is subject to the satisfaction of a number of conditions, as described in the Statement. A copy of each of (i) the press release describing the terms and conditions of the consent solicitation and related private offering and (ii) the Statement is attached to this Report as Exhibit
99.1 and Exhibit 99.2, respectively. Certain matters regarding the Company that have not previously been disclosed are disclosed in the preliminary offering circular for the units and underlying senior secured notes, excerpts of which are attached as Exhibit 99.3 to this Report. One of such matters is the Company's intention to sell its subsidiary, The Prince Manufacturing Company, substantially concurrently with such private offering.

      The information disclosed in this Report under this Item 9 is being furnished to comply with Regulation FD and is not considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not subject to the liabilities of that section.

      Nothing in this Report shall constitute an offer to purchase or sell, or a solicitation of an offer to purchase or sell, any securities of the Company. The new units and underlying senior secured notes to be offered by the Company and the Dutch issuer have not been registered under the Securities Act of 1933 (the "Securities Act") and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.

      This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of the Company and its affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should"


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or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of the Company's senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for the Company's products, the expansion of product offerings geographically or through new applications, the timing and cost of planned capital expenditures, competitive conditions and general economic conditions. These assumptions could prove inaccurate. Forward-looking statements also involve risks and uncertainties, which could cause actual results that differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company's ability to control or predict. Such factors include, but are not limited to, the following: the Company's substantial leverage and potential inability to service its debt; the Company's dependence on distributions from its subsidiaries; risks associated with the Company's international operations and significant foreign assets; the Company's dependence on its Israeli operations; competition in each of the Company's markets; potential environmental liability; potential legislation affecting the use of medicated feed additives; extensive regulation by numerous government authorities in the United States and other countries; the Company's reliance on the continued operation and sufficiency of its manufacturing facilities; the Company's reliance upon unpatented trade secrets; the risks of legal proceedings and general litigation expenses; potential operating hazards and uninsured risks; the risk of work stoppages; the Company's dependence on key personnel; and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.

      Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

      All subsequent written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require the Company to do so.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                        PHIBRO ANIMAL HEALTH CORPORATION


Dated: September 24, 2003               By: /s/ Jack C. Bendheim
                                            -----------------------------------
                                            Jack C. Bendheim,
                                            Chairman of the Board and President


                                        By: /s/ Gerald K. Carlson
                                            -----------------------------------
                                            Gerald K. Carlson,
                                            Chief Executive Officer


                                        By: /s/ Richard G. Johnson
                                            -----------------------------------
                                            Richard G. Johnson,
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

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Exhibit No.       Description
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
99.1              Press Release, dated September 24, 2003
99.2              Consent Solicitation Statement, dated September 24, 2003
99.3              Certain Excerpts from Preliminary Private Offering Circular
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